Summary Prospectus

May 1, 2025

Heartland Value Fund
Share Class	•	Ticker
Investor	•	HRTVX
Institutional	•	HNTVX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Statement of Additional Information, online at heartlandadvisors.com/Resources. You can also get this information at no cost by calling 1-800-432-7856, or by sending an email request to Social.admin@heartlandfunds.com. The Fund’s current Prospectus and Statement of Additional Information, both dated May 1, 2025, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Value Fund seeks long-term capital appreciation through investing in small companies.

FEES AND EXPENSES OF THE VALUE FUND

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Investor or Institutional Class Shares of the Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee (as a percentage of the net asset value of any shares that are redeemed or exchanged within 10 days after they were purchased)	2%	2%
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Institutional Class Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.13%(1)	None
Other Expenses	0.18%	0.16%
Total Annual Fund Operating Expenses	1.06%	0.91%

(1) Investor Class Shares are subject to an annual distribution fee of up to 0.25% pursuant to a reimbursement plan adopted under Rule 12b-1. The maximum rate of the Rule 12b-1 fee may not be incurred in a given year.

Example. This example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$108	$337	$585	$1,293
Institutional Class Shares	$93	$290	$504	$1,119

Portfolio Turnover

The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies of the Value Fund

The Value Fund invests primarily in common stocks of small companies with market capitalizations less than the largest companies in the Russell 2000® Value Index, and may invest a portion of its assets in micro-capitalization securities, generally those with market capitalizations of less than $500 million at the time of purchase. As of April 30, 2024, the largest market capitalization of a company in the Russell 2000® Value Index was $7.1 billion.

The Fund utilizes Heartland Advisors’ disciplined and time-tested 10 Principles of Value Investing™ framework to identify securities with the potential for appreciation and a potential margin of safety to limit downside risk. The 10 Principles of Value Investing™ are: catalyst for recognition, low price in relation to earnings, low price in relation to cash flow, low price in relation to book value, financial soundness, positive earnings dynamics, sound business strategy, capable management and insider ownership, value of the company, and positive technical analysis.

Principal Risks of investing in the value fund

The Value Fund is designed for investors who seek long-term capital appreciation from small company stocks. It is designed for investors who can tolerate the greater investment risk and market volatility associated with smaller companies, but want to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

The principal risk of investing in the Value Fund is that its share price and investment return will fluctuate, and you could lose money. Additional principal investment risks of the Fund include:

-	Management Risk. The ability of the Fund to meet its investment objective is directly related to Heartland Advisors’ investment strategies for the Fund.

-	General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

-	common stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

-	Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

-	SMALLER COMPANY SECURITIES RISK. Common stocks of the smaller companies in which the Fund may invest generally involve a higher degree of risk than investments in the broad-based equity markets. The security prices of smaller companies generally are more volatile than those of larger companies, they generally will have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions.

-	Recent Market Events. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels, trade tensions, tariff arrangements, and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, rising government debt in the U.S. and the possibility of a national or global recession have also contributed to market volatility. Continuing market volatility may have an adverse effect on the Fund. Heartland Advisors will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

-	Sector Risk. Although Heartland Advisors selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with less weighting in that sector.

▪	Financials Sector Risk. Companies in the financials sector are subject to risks relating to regulatory change, decreased liquidity in credit markets and unstable interest rates.

-	TAX LAW change RISK. All statements contained in this Prospectus regarding the U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. Legislation changes over the last several years, the expiration of currently-effective legislation, and possible future U.S. tax legislation and administrative guidance could materially affect the tax consequences of your investment in the Fund and the Fund’s investments.

-	CYBERSECURITY RISK. The Fund is susceptible to operational, information security, and related cybersecurity risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

-	Operational Risk. Operational risks include failures in systems, technology, or processes, changes in personnel or systems, inadequate controls, and human error. The Fund and Heartland Advisors seek to reduce the risk of an operational event through controls and procedures, but such measures cannot address every possible risk, including instances at third parties, and may be inadequate to address these risks.

An investment in the Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. The Fund’s share price will fluctuate.

Past Performance

The following tables show historical performance of the Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the total returns before taxes for the Fund’s Investor Class Shares have varied from year to year for the past 10 years. Table II shows how the Fund’s average annual total returns compare to those of a broad measure of market performance, as well as the Fund’s benchmark index. Past performance (before and after taxes) does not guarantee future results. Updated performance information for the Fund is available on the Fund’s website at heartlandadvisors.com or by calling 1-800-432-7856.

tABLE I

Value Fund - Investor Class Shares - Year-by-Year Total Returns

Best Quarter:	Worst Quarter:
2nd Quarter of 2020…..30.51%	1st Quarter of 2020…..-35.44%

tABLE II

Value Fund - Average Annual Total Returns [for the periods ended 12/31/24]

	One Year	Five Years	Ten Years	Lifetime (since 12-28-1984)
INVESTOR CLASS SHARES:
Return Before Taxes	15.68%	10.94%	6.93%	11.21%
Return After Taxes on Distributions	13.42%	9.32%	5.46%	9.42%
Return After Taxes on Distributions and Sale of Fund Shares	10.89%	8.46%	5.22%	9.26%
INSTITUTIONAL CLASS SHARES:
Return Before Taxes	15.88%	11.10%	7.09%	11.29%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%	11.64%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	8.05%	7.29%	7.14%	10.45%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). In addition, after-tax returns are shown only for Investor Class Shares and after-tax returns for the Institutional Class Shares will vary. The differences in before-tax returns and after-tax returns on distributions and sale of Fund shares are due to adjustments incorporated into the after-tax returns for qualified taxable dividend income and qualifying foreign tax credits.

Investment Advisor

Heartland Advisors serves as the investment advisor to the Value Fund.

Portfolio Managers

The Value Fund is managed by a team of investment professionals, which consists of William (“Will”) R. Nasgovitz, William (“Bill”) J. Nasgovitz, Michael J. Warecki and Jacob S. Westphal.

Mr. Will Nasgovitz has served as a Portfolio Manager of the Value Fund since May 2019. Mr. Will Nasgovitz is the Chief Executive Officer and a Director of Heartland Advisors and Chief Executive Officer, President and a Director of Heartland Funds.

Mr. Bill Nasgovitz has been a Portfolio Manager of the Value Fund since commencement of its operations in 1984. Mr. Bill Nasgovitz is the Chairman of Heartland Advisors.

Mr. Warecki has served as an Associate Portfolio Manager of the Value Fund since May 2025. Mr. Warecki is an Associate Portfolio Manager with Heartland Advisors.

Mr. Westphal has served as an Associate Portfolio Manager of the Value Fund since May 2025. Mr. Westphal is an Associate Portfolio Manager with Heartland Advisors.

Purchase and sale of Fund shares

The Fund imposes minimum purchase requirements for initial investments in its shares. The table below shows the initial minimum purchase requirements that apply if you purchase Investor Class Shares directly from the Fund.

	Regular Account(1)	IRA Account	Coverdell Education Savings Account (“ESA”)
Value Fund	$1,000	$500	$500

(1)	Regular Accounts include joint accounts, individual accounts, custodial accounts, trust accounts, and corporate accounts. The minimum initial investment is waived when an account is established with an automatic investment plan.

The minimum purchase requirement for an initial investment in Institutional Class Shares, including for IRAs, is $500,000. This minimum may be waived for certain accounts.

Subsequent purchases of Investor Class and Institutional Class Shares, other than through reinvestment of distributions or an automatic investment plan, must be for a minimum of $100.

Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within a single Fund. The Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

You may redeem your shares in any of the following ways:

By Mail

Please mail your redemption instructions to Heartland Funds at the appropriate address below.

via U.S. Postal Service Heartland Funds PO Box 219942 Kansas City, MO 64121-9942	via Express Courier For the overnight mailing address, please call Investor Services at 1-800-432-7856

By Telephone

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request your redemption (certain redemption requests for IRA or Coverdell ESA accounts must be in writing).

By Internet

You may redeem shares by accessing your account online at heartlandadvisors.com.

By Systematic Withdrawal

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request an Account Maintenance Form to add a systematic withdrawal plan to your account.

TAX INFORMATION

The Fund intends to make distributions, which may be subject to federal, state, and local taxes as ordinary income or long-term capital gains, or a combination of the two, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Heartland Funds, Heartland Advisors, or any of their respective affiliates may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Distributed by ALPS Distributors, Inc.

790 North Water Street, Suite 1200, Milwaukee, WI 53202

heartlandadvisors.com 1-800-432-7856

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